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                                                                    EXHIBIT 10.3


                                 REVOLVING NOTE


$20,000,000.00                                                     March 6, 1998


                  FOR VALUE RECEIVED, each of the undersigned, C.P. Clare Corporation, a Massachusetts corporation ("Clare") and C.P. Clare N.V., a Belgian corporation ("C.P. Clare N.V.", and together with Clare, the "Borrowers"), hereby unconditionally, and jointly and severally, promise to pay to the order of Bank of America National Trust and Savings Association (the "Lender") on June 30, 2001 the principal sum of Twenty Million Dollars ($20,000,000) or, if different, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Amended and Restated Multicurrency Credit Agreement of even date herewith (as the same may be amended, modified, extended, renewed, restated or supplemented from time to time, the "Credit Agreement"), among the Borrowers, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, and Bank of America National Trust and Savings Association, as agent as provided therein, regardless of whether such principal amount is shown on the schedule attached hereto (or any continuation thereof).

                  The Borrowers further unconditionally, and jointly and severally, promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity and/or judgment, until paid, at the rate per annum and on the dates specified in the Credit Agreement.

                  Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the agent pursuant to the Credit Agreement.

                  This Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

                  This Note shall be in substitution for a replacement of that certain Revolving Note dated September 11,1995 executed by the Borrowers to the order of Bank of America National Trust and Savings Association, formerly known as Bank of America Illinois,. in the original principal amount of Ten Million Dollars ($10,000,000.00) (the "Original Note"). The indebtedness evidenced by the Original Note is continuing indebtedness and nothing contained herein shall be deemed to constitute payment, settlement or a novation
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of the Original Note or release or otherwise adversely affect any lien or security interest securing such indebtedness

                  ALL PARTIES HERETO, WHETHER AS MAKERS, ENDORSERS, OR OTHERWISE, SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, PROTEST AND NOTICE OF DISHONOR.

                  THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                                           C.P. CLARE CORPORATION


                                           By: /s/  Arthur R. Buckland
                                               ---------------------------------
                                             Title: President
                                                    ----------------------------

                                           C.P. CLARE N.V.


                                           By: /s/ Arthur R. Buckland
                                               ---------------------------------
                                             Title: Director
                                                    ----------------------------


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